Exhibit 10.3

MEDICAID MANAGED CARE MODEL CONTRACT AMENDMENT ATTESTATION

I Todd S. Farha, being an individual authorized to execute agreements on behalf of WellCare of New York Inc. (hereafter “MCO”), hereby attest that the

                    (Name of Managed Care Organisation)

contract amendment submitted by MCO to Rockland County, follows the latest

                                                                     (County Name)

model contract amendment provided to us by the above named county. This executed amendment contains no deviations from the aforementioned model amendment language.

12/28/04	/s/ Todd S. Farha
(Date)	(Signature)

Todd S. Farha
(Print Name In Full)
President & Chief Executive Officer
(Title)

/s/ Kathleen R. Casey
(Notary Seal and Signature)

I Diane Cole, attest that the County has reviewed this executed contract amendment and that it follows the latest model contract amendment provided to us by the New York State Department of Health.

1/7/05	/s/ Diane Cole
(Date)	(Signature)

Diane Cole
(Print Name in Full)

Managed Care Coordinator
(Title)

/s/ Debbie P. Gordon
(Notary Seal and Signature)

Debbie P. Gordon

Notary Public, State of New York

No.01G06006260

Qualified in Rockland County

Commission Expires April 20, 2006

MEDICAID MANAGED CARE MODEL CONTRACT

Amendment of Agreement

Between

Rockland County

And

WellCare of New York, Inc.

This Amendment, effective January 1, 2005, amends the Medicaid Managed Care Model Contract (hereinafter referred to as the “Agreement”) made by and between the County of Rockland (hereinafter referred to as “LDSS”) and WellCare of New York. Inc. (hereinafter referred to as “MCO” or “Contractor”).

WHEREAS, the parties entered into an Agreement effective October 1, 2004 for the purpose of providing prepaid case managed health services to Medical Assistance recipients residing in Rockland County; and

WHEREAS, the parties desire to amend said Agreement to modify certain provisions to reflect current circumstances and intentions;

NOW THEREFORE, effective January 1, 2005, it is mutually agreed by the parties to amend this Agreement as follows:

The attached “Table of Contents for Model Contract” is substituted for the period beginning January 1, 2005.

Add to Section 1, Definitions, a definition for “Permanent Placement Status,” to read as follows:

“Permanent Placement Status” means the status of an individual in a Residential Health Care Facility [RHCF] when the LDSS determines that the individual is not expected to return home based on medical evidence affirming the individual’s need for permanent RHCF placement

Amend Section 3.1 (c), “Capitation Payments,” to read as follows:

c)	The monthly capitation payments and the Supplemental Newborn Capitation Payment and the Supplemental Maternity Capitation Payment to the Contractor shall constitute full and complete payments to the Contractor for all services that the Contractor provides pursuant to this Agreement subject to stop-loss provisions set forth in Section 3.11, 3.12, and 3.13 of this Agreement.

January 1, 2005 Amendment

This Amendment is effective January 1, 2005, and the Agreement, including the modifications made by this Amendment, shall remain in effect until September 30, 2005 or until the execution of an extension, renewal or successor agreement as provided for in the Agreement

In Witness Whereof, the parties have duly executed this Amendment to the Agreement on the dates appearing below their respective signatures below.

For the Contractor:		For the LDSS:

By	/s/ Todd S. Farha	By	/s/ Joseph R. Holland

	Todd S. Farha		Joseph R. Holland
	(Printed Name)		(Printed Name)

Title	President & Chief Executive Officer	Title	Commissioner

Date	12/28/04	Date	1/3/05

January 1, 2005 Amendment

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